UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

INFORMATION STATEMENT

April 18, 2019

To the Shareholders:

At regular in-person meetings held on September 12-13, 2018 and November 27-28, 2018, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement for the AST Global Real Estate Portfolio (the Portfolio). Effective January 28, 2019, Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, Cohen & Steers) became the subadvisers to the Portfolio, replacing PGIM Real Estate, a division of PGIM, Inc. (PGIM Real Estate).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS), as the investment managers to the Portfolio, have entered into a new subadvisory agreement with Cohen & Steers relating to the Portfolio (the New Subadvisory Agreement). The investment management agreement relating to the Portfolio will not change as a result of Cohen & Steers' replacement of PGIM Real Estate as subadviser to the Portfolio. PGIM Investments and ASTIS will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTGREIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

INFORMATION STATEMENT

April 18, 2019

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Global Real Estate Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of- Managers Order permits the Portfolio's investment managers to hire new subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust (collectively referred to herein as the Board or Trustees), without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with Cohen & Steers Capital Management, Inc. (CNS), Cohen & Steers Asia Limited (CNS Asia) and Cohen & Steers UK Limited (CNS UK, and together with CNS and CNS Asia, Cohen & Steers). At a regular in-person meeting held on September 12-13, 2018 (the September Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreement between the Manager and CNS.

Subsequently, the Board, including all of the Independent Trustees, met in person on November 27-28, 2018 (the November Meeting, and together with the September Meeting, the Meetings) and approved adding CNS Asia and CNS UK as additional subadvisers to the Portfolio and as parties to the New Subadvisory Agreement. The amended New Subadvisory Agreement relates to the appointment of Cohen & Steers to replace PGIM Real Estate, a division of PGIM Inc. (PGIM Real Estate) as the subadviser to the Portfolio. The New Subadvisory Agreement became effective on January 28, 2019.

The investment objective of the Portfolio has not changed. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The investment management agreement with the Manager was last approved by the Board, including a majority of the Independent Trustees, at the June 2018 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

May 3, 2019 to shareholders investing in the Portfolio as of January 28, 2019.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreement between the Manager and Cohen

&Steers with respect to the Portfolio. The New Subadvisory Agreement relates to the appointment of Cohen & Steers to replace PGIM Real Estate as the new subadviser for the Portfolio. At the November Meeting, the Board, including all of the Independent Trustees, met and approved the New Subadvisory Agreement for an initial two year period, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the November Meeting, including the September Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees, advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Cohen & Steers; comparable performance information; the fees paid by the Manager to Cohen & Steers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Cohen & Steers. In connection with its deliberations, the Board considered information provided by the Manager and Cohen & Steers at or in advance of the Meetings. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangement between the Manager and Cohen & Steers is appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PGIM Real Estate under the prior subadvisory agreement with PGIM Real Estate (the Prior Subadvisory Agreement) and those that would be provided by Cohen & Steers under the proposed New Subadvisory Agreement, noting that the nature and extent of services under the Prior Subadvisory Agreement and New Subadvisory Agreement were generally similar in that PGIM Real Estate and Cohen & Steers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Cohen & Steers who would be responsible for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Cohen & Steers. The Board noted that it received favorable compliance reports from AST's Chief Compliance Officer as to Cohen & Steers. The Board also noted that CNS provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Cohen & Steers, and its experience with CNS with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Cohen & Steers.

Performance

The Board received and considered information regarding the investment performance of funds and other accounts managed by Cohen & Steers that use investment strategies similar to the investment strategies to be used by Cohen & Steers for the Portfolio, as well as a comparison of such performance information against the relevant benchmark index. The Board concluded that it was satisfied with the performance record of Cohen & Steers.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Cohen & Steers under the New Subadvisory Agreement. The Board considered that, based on the net assets of the Portfolio as of June 30, 2018, the effective subadvisory fee rate that would be paid to Cohen & Steers under the New Subadvisory Agreement is lower than the effective subadvisory fee rate paid to PGIM Real Estate under the Prior Subadvisory Agreement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the decrease in the effective subadvisory fee rate for the Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager has agreed to share approximately 90% of the savings resulting from the reduced subadvisory fee rates based on the net assets of the Portfolio. The Board considered that the Manager agreed to waive 0.051% of its management fee through at least June 30, 2020. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Cohen & Steers is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor.

The Board also noted that since Cohen & Steers is not affiliated with the Manager, the revenues derived by Cohen & Steers under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as Cohen & Steers, may not be as significant as the Manager's profitability given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to Cohen & Steers

The Board considered potential "fall out" or ancillary benefits anticipated to be received by Cohen & Steers and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Cohen & Steers were consistent with those generally derived by other subadvisers to other portfolios of AST, and similar to the benefits derived by CNS in connection with its management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which CNS provides subadvisory services at the June 2018 Board meeting.

The Board also concluded that any potential benefits to be derived by Cohen & Steers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about Cohen & Steers

CNS is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. As of December 31, 2018, CNS managed approximately $54.8 million in assets. CNS is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange. CNS' address is 280 Park Avenue, New York, New York 10017.

Additional information about CNS is attached as Exhibit B.

CNS Asia, with offices located at 1201-2 Champion Tower, No. 3 Garden Road, Central Hong Kong, is a wholly-owned subsidiary of Cohen & Steers, Inc. CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services. CNS Asia is a registered investment advisor with the SEC, is authorized by the Hong Kong Securities Finance Commission as an investment manager, and is approved as an investment manager by the Luxembourg Commission de Surveillance du Secteur Financier (CSSF) and by the Central Bank of Ireland. CNS Asia was formed in 2005.

Additional information about CNS Asia is attached as Exhibit C.

CNS UK, with offices located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom, is a wholly-owned subsidiary of Cohen & Steers, Inc. CNS UK provides investment research and advisory services to CNS in connection with managing investments in Europe and provides trade order execution services. CNS UK is a registered investment advisor with the SEC, is authorized by the UK Financial Conduct Authority as an investment manager and is approved as an investment manager by the CSSF. CNS UK may provide investment management services in several EU member states pursuant to the Markets in Financial Instruments Directive. CNS UK was formed in 2006.

Additional information about CNS UK is attached as Exhibit D.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. Cohen & Steers is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The prior subadvisory fee rates paid to PGIM Real Estate under the Prior Subadvisory Agreement, the subadvisory fee rates to be paid to Cohen & Steers under the New Subadvisory Agreement, and the subadvisory fees paid to PGIM Real Estate for the fiscal year ended December 31, 2018 are set forth below:

Subadvisory Fees Paid for the
Prior Subadvisory Fee Rate	New Subadvisory Fee Rate*,**	Fiscal Year Ended
December 31, 2018
0.45% of average daily net assets	0.35% of average daily net assets to $150 million;	$1,471,667
to $50 million;	0.30% of average daily net assets over $150
0.40% of average daily net assets	million
on the next $100 million;
0.35% of average daily net assets

over $150 million

* CNS will be responsible for allocating payments received amongst itself, CNS Asia, and CNS UK.

**In the event Cohen & Steers invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Cohen & Steers will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Cohen & Steers with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, Cohen & Steers is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Cohen & Steers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's investment management agreement (the Management Agreement) with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by Cohen & Steers or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Cohen & Steers will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. PGIM Investments and ASTIS serve as investment managers to the Portfolio.

As of December 31, 2018, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $260.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2018, ASTIS served as investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $163.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

The Manager is specifically responsible for supervising and managing the Portfolio and Cohen & Steers. In this capacity, the Manager reviews the performance of the Portfolio and Cohen & Steers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PGIM Investments, to assist in regularly evaluating and supervising the Portfolio and Cohen & Steers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolio and Cohen & Steers. The Manager utilizes this data in directly supervising the Portfolio and Cohen & Steers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or the Trust's transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

∙furnishing of office facilities;

∙paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

∙monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

∙providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

∙monitoring, together with Cohen & Steers, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

∙preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

∙preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

∙preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q (or, once Form N-Q is rescinded, Form N-Port);

∙preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

∙preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

∙organizing regular and any special meetings of the Board, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

∙the salaries and expenses of all of their and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or Cohen & Steers;

∙all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

∙the fees, costs and expenses payable to Cohen & Steers pursuant to the New Subadvisory Agreement; and

∙with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and Cohen & Steers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

∙the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

∙the fees and expenses of Trustees who are not affiliated persons of the Manager or Cohen & Steers;

∙the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

∙the charges and expenses of the Trust's legal counsel and independent auditors;

∙brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

∙all taxes and corporate fees payable by the Trust to governmental agencies;

∙the fees of any trade associations of which the Trust may be a member;

∙the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

∙the cost of fidelity, directors and officers, and errors and omissions insurance;

∙the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

∙allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

∙litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*
AST Global Real Estate Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

Aggregate Investment Management Fees for the most recently completed fiscal year $3,253,417

*The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, NJ 07102. None of the officers or directors of PGIM Investments are also officers or directors of Cohen & Steers.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-	January 2012); Executive Vice President of
	Charge, President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates, LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of Cohen & Steers.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since June 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September
2009) of AST Investment Services, Inc.; Senior
Vice President of Product Development and
Marketing, PGIM Investments (since February
2006); formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer and	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2005).
Kent D. Sluyter	Director and Executive Vice President	Senior Vice President (since May 2018) of
8

Name	Position with ASTIS	Principal Occupations

Prudential Financial, Inc.; Director, President and Chief Executive Officer (since November 2017) of Prudential Annuities, Inc.; Director and Executive Vice President (since November 2017) of AST Investment Services, Inc.; Director (since January 2013), President and Chief Executive Officer (since November 2017) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Director, President and Chief Executive Officer (since November 2017) of Prudential Annuities Holding Company, Inc.; Director, President and Chief Executive Officer (since November 2017) of Prudential Annuities Holding Information Services & Technology Corporation; Director, President and Chief Executive Officer (since November 2017) of Prudential Annuities Life Assurance Corporation; Director (since January 2016) of DHFL Pramerica Life Insurance Company Limited; Senior Vice President (since January 2013) of The Prudential Insurance Company of America; formerly Chief Executive Officer of Prudential Individual Life Insurance (2013- 2017); formerly Chief Executive Officer of Prudential Advisors (2013-2017).

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President,
Chief Executive
Officer, Chief
Operating Officer and
Officer-in-Charge
Raymond A. O'Hara	Chief Legal Officer	Chief Legal Officer and Secretary	Corporate Counsel,
Vice President and
Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Edward C. Merrill	Vice President	Vice President	Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance
Officer
Dino Capasso	Deputy Chief	Vice President and Deputy Chief	Deputy Chief
	Compliance Officer	Compliance Officer	Compliance Officer
Christian J. Kelly	Treasurer & Principal	Vice President and Assistant Treasurer	Vice President and
	Financial and Accounting		Assistant Treasurer
Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286, serves as custodian for the Portfolio's securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Global Real Estate Portfolio	$979,762
Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Global Real Estate Portfolio	$414,475
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit E to this information statement.

Andrew R. French

Secretary

Dated: April 18, 2019

EXHIBIT A

ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of December, 2018 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Cohen & Steers Capital Management, Inc., a New York corporation, Cohen & Steers UK Limited, a United Kingdom limited company, and Cohen & Steers Asia Limited, a Hong Kong limited company (collectively, the "Subadviser").

WHEREAS, the Co-Managers are registered investment advisors with the Securities Exchange Commission;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to one or more of the Trust's series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct pursuant to an updated Schedule A, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser shall have no responsibility for the assets of any other series of the Trust other than those listed on Schedule A.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution, as more fully detailed in the Subadviser's best execution policy. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities; it being understood that the Subadviser will utilize its own valuations of securities, as determined in accordance with the Subadviser's valuation policy, in the course of providing its services hereunder.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all trade activity concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)To the extent required in the management of the Trust, the Subadviser is and will remain a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures which are reasonably designed to maintain compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co- Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies and elective corporate actions with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. The Subadviser shall not be required to take any action or render any advice or initiate or participate in litigation with respect to the filing of any class action, bankruptcy settlement claims or other litigation with respect to the issuers of the securities held by the Trust.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and for advising, upon the Co-Managers request, whether the Subadviser believes those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(m)The Subadvisor and the Custodian shall maintain the accounts of the Trust in US Dollars (the "Base Currency"). The Subadvisor shall be responsible for placing instructions, including standing instructions, to settle portfolio trades in non-restricted currency markets against the Base Currency, to repatriate cash positions to the Base Currency, process corporate actions to or from the Base Currency, and placing any other currency transactions with a broker selected by the Subadvisor.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co- Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co- Managers.

4.(a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral, but shall not include any information that (i) is lawfully made available to the general public, (ii) is or becomes generally known to the public not as a result of a disclosure by the receiving party, (iii) is rightfully in the possession of the receiving party prior to disclosure by the disclosing party, (iv) is received by the receiving party in good faith and without restriction from a third party not under a confidentiality obligation to the disclosing party and having the right to make such disclosure, or (v) information that is independently developed by the receiving party, without use of the information disclosed by the disclosing party.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall notify the Co-Managers upon the completion of an investigation if such results reveal that the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of the Subadviser making a determination that the Co-Manager's Confidential Information is subject to unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage (a "Security Incident"), it being understood that the Subadviser will not unduly delay in taking those investigative steps which will allow it to make such a determination. Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; and (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives. At the Trust's board of directors' request, the Co-Managers may request physical access to the Subadviser's facilities and operations affected, request that the Subadviser facilitate the Co-Managers' interviews with Employees and others involved in the matter, and have the Subadviser make available to the Co-Managers all relevant records, logs, files, and data. The Subadviser and Co-Managers shall negotiate in good faith the terms pursuant to which the Subadviser may be willing to permit such access or facilitate such additional activity. In any event, the Subadviser will (i) reasonably cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; (ii) make available to the Co-Managers books and records of the Trust, and (iii) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser's information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser's relevant staff; and (c) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co- Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at _280 Park Avenue, New York, NY 10017 Attention for (1) operational and client considerations: Matt Pace, and (2) for legal matters: Francis Poli.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall be deemed to impose upon the Subadvisory any obligation to purchase or sell for the Trust any security or other property that the Subadviser purchases or sells for its own account or for the account of any other client, or to prohibit the Subadviser from trading for its own account or for the account of any other client in the same investments it recommends to, or purchases for, the Trust.

9.(a) During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

(b)The Co-Managers acknowledge receipt of Part 2 of the Subadvisers Form ADV.

(c)The Co-Managers represent that the Trust is (a) an "accredited investor" as defined in Regulation D under the Securities Act of 1933, (ii) a "qualified purchaser" under Section 2(a)(51) of the Investment Company Act of 1940, and (iii) a "qualified institutional buyer" as defined by Rule 144A under the Securities Act of1933.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.Nothing in this Agreement shall create or give to any third party, inclusive of investors in the Trust, any claim or right against the Co-Managers or the Subadviser, by application of the law or otherwise.

14.This Agreement may be executed in any number of counterparts. All counterparts taken together will constitute one and the same document.

15.Each of the individuals whose signature appears below warrants that he has full authority to execute this Agreement on behalf of the party on whose behalf he has affixed his signature to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

COHEN & STEERS CAPITAL MANAGEMENT, INC.

By: /s/ Frances C. Poli

Name: Frances C. Poli

Title: EVP & General Counsel

COHEN & STEERS UK LIMITED

By: /s/ Frances C. Poli

Name: Frances C. Poli

Title: Director

COHEN & STEERS ASIA LIMITED

By: /s/ Frances C. Poli

Name: Frances C. Poli

Title: President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited, and Cohen & Steers Asia Limited (collectively, "Cohen & Steers"), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Cohen & Steers Capital Management, Inc.* on behalf of Cohen & Steers a subadvisory fee on the net assets managed by Cohen & Steers that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio**

0.35% of average daily net assets to $150 million; and
AST Global Real Estate Portfolio	0.30% of average daily net assets over $150 million

*Cohen & Steers Capital Management, Inc. will be responsible for allocating payments received amongst itself, Cohen & Steers UK Limited, and Cohen & Steers Asia Limited.

**In the event Cohen & Steers invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Cohen & Steers will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Cohen & Steers with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: December 17, 2018

EXHIBIT B

MANAGEMENT OF COHEN & STEERS CAPITAL MANAGEMENT, INC. (CNS)

CNS is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. As of December 31, 2018, CNS managed approximately $54.8 million in assets. CNS is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange. CNS' address is 280 Park Avenue, New York, New York 10017. The table below lists the names, addresses, and positions of CNS' principal executive officer and each of its directors.

Name & Address*	Position
Robert H. Steers	Chief Executive Officer (Director)

Joseph M. Harvey	President, Chief Investment Officer (Director)
Matthew S. Stadler	Executive Vice President, Chief Financial Officer
Adam M. Derechin	Executive Vice President, Chief Operating Officer
Francis C. Poli	Executive Vice President, General Counsel and Secretary
Todd Glickson	Executive Vice President, Head of Global Marketing and Product Solutions
Michele Nolty	Executive Vice President, Head of Global Human Resources

* The principal mailing address of the principal executive officer and each director is 280 Park Avenue, New York, NY 10017.

COMPARABLE FUNDS FOR WHICH CNS

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which CNS provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions	Fee Paid to CNS
	(as of December 31, 2018)

Cohen & Steers Global Realty Shares (CSSPX)	$1,213.6	0.75% Management Fee
Fees & Expenses1		0.90% Total Expense Ratio
Cohen & Steers Global Real Estate Collective	$183.9	Class A (accounts <$50mm): 0.75%
Investment Trust		Class B (accounts >$50mm): 0.70%
Global Real Estate Institutional Separate	$4,998.7	0.75% on first $50 million
Account Standard Fee Schedule2		0.65% on next $50 million
		0.55% on next $100 million
		Negotiable on assets over $200 million
Other Global Real Estate Sub-advised Funds	$1,391.9	N/A
Relationship3

1Total expense ratio reflects I share class.

2Fee schedules can vary from our standard depending on size and scope of relationship.

3Relationship assets in our Global Real Estate strategy are spread across two distinct fee schedules. Relationship fee schedules reflect the scale and scope of the overall partnership representing over $2 billion in assets across numerous strategies including non-discretionary model delivery and vehicles and countries where we otherwise would not have a presence as a firm.

B-1

EXHIBIT C

MANAGEMENT OF COHEN & STEERS ASIA LIMITED (CNS ASIA)

CNS Asia, with offices located at 1201-2 Champion Tower, No. 3 Garden Road, Central Hong Kong, is a wholly-owned subsidiary of Cohen & Steers, Inc. CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services. CNS Asia is a registered investment advisor with the SEC, is authorized by the Hong Kong Securities Finance Commission as an investment manager, and is approved as an investment manager by the Luxembourg Commission de Surveillance du Secteur Financier (CSSF) and by the Central Bank of Ireland. CNS Asia was formed in 2005. The table below lists the names, addresses, and positions of CNS Asia's principal executive officer and each of its directors.

Name & Address*	Position
Stephen Kenneally	Senior Vice President and Executive Director and Responsible Officer (Director)

Lisa Phelan	Chief Compliance Officer
Francis C. Poli	Director
Matthew S. Stadler	Director

*The principal mailing address of the principal executive officer and each director is 1201-02, Champion Tower, No. 3 Garden Road, Central Hong Kong.

COMPARABLE FUNDS FOR WHICH CNS ASIA

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which CNS Asia provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions	Fee Paid to CNS Asia
	(as of December 31, 2018)

Cohen & Steers Global Realty Shares (CSSPX)	$1,213.6	0.75% Management Fee
Fees & Expenses1		0.90% Total Expense Ratio
Cohen & Steers Global Real Estate Collective	$183.9	Class A (accounts <$50mm): 0.75%
Investment Trust		Class B (accounts >$50mm): 0.70%
Global Real Estate Institutional Separate	$4,998.7	0.75% on first $50 million
Account Standard Fee Schedule2		0.65% on next $50 million
		0.55% on next $100 million
		Negotiable on assets over $200 million
Other Global Real Estate Sub-advised Funds	$1,391.9	N/A
Relationship3

1Total expense ratio reflects I share class.

2Fee schedules can vary from our standard depending on size and scope of relationship.

3Relationship assets in our Global Real Estate strategy are spread across two distinct fee schedules. Relationship fee schedules reflect the scale and scope of the overall partnership representing over $2 billion in assets across numerous strategies including non-discretionary model delivery and vehicles and countries where we otherwise would not have a presence as a firm.

C-1

EXHIBIT D

MANAGEMENT OF COHEN & STEERS UK LIMITED (CNS UK)

CNS UK, with offices located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom, is a wholly-owned subsidiary of Cohen & Steers, Inc. CNS UK provides investment research and advisory services to CNS in connection with managing investments in Europe and provides trade order execution services. CNS UK is a registered investment advisor with the SEC, is authorized by the UK Financial Conduct Authority as an investment manager and is approved as an investment manager by the CSSF. CNS UK may provide investment management services in several EU member states pursuant to the Markets in Financial Instruments Directive. CNS UK was formed in 2006. The table below lists the names, addresses, and positions for CNS UK's principal executive officer and each of its directors.

Name & Address*	Position
Matthew S. Stadler	Chief Financial Officer (Director)

Adam Johnson	Chief Legal Officer and Secretary
Gerios Rovers	Executive Director
Mark Smith-Lyons	Senior Vice President and Chief Operating Officer (Director)
Francis C. Poli	Director

* The principal mailing address of the principal executive officer and each director is 50 Pall Mall, 7th Floor, London, SW1Y 5JH.

COMPARABLE FUNDS FOR WHICH CNS UK

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which CNS UK provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions	Fee Paid to CNS UK
	(as of December 31, 2018)

Cohen & Steers Global Realty Shares (CSSPX)	$1,213.6	0.75% Management Fee
Fees & Expenses1		0.90% Total Expense Ratio
Cohen & Steers Global Real Estate Collective	$183.9	Class A (accounts <$50mm): 0.75%
Investment Trust		Class B (accounts >$50mm): 0.70%
Global Real Estate Institutional Separate	$4,998.7	0.75% on first $50 million
Account Standard Fee Schedule2		0.65% on next $50 million
		0.55% on next $100 million
		Negotiable on assets over $200 million
Other Global Real Estate Sub-advised Funds	$1,391.9	N/A
Relationship3

1Total expense ratio reflects I share class.

2Fee schedules can vary from our standard depending on size and scope of relationship.

3Relationship assets in our Global Real Estate strategy are spread across two distinct fee schedules. Relationship fee schedules reflect the scale and scope of the overall partnership representing over $2 billion in assets across numerous strategies including non-discretionary model delivery and vehicles and countries where we otherwise would not have a presence as a firm.

D-1

EXHIBIT E

SHAREHOLDER INFORMATION

As of April 4, 2019, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 4, 2019, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Global Real Estate	Advanced Series Trust	655 Broad Street, 17th Floor	17,843,054.757 / 68.75%
Portfolio	AST Academic Strategies Asset	Newark, NJ 07102
Allocation Portfolio

	PRUCO Life Insurance Company	Attn: Separate Accounts 7th	5,056,375.590 / 19.48%
	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pru Annuity Life Assurance Corp.	Attn: Separate Accounts 7th	2,257,402.055 / 8.70%
	PALAC - Annuity	Floor
213 Washington Street
Newark, NJ 07102

E-1

ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of new subadvisers and a new subadvisory agreement for the AST Global Real Estate Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at regular in-person meetings held on September 12-13, 2018 and November 27-28, 2018, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement for the Portfolio. Effective January 28, 2019, Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, Cohen & Steers) became the subadvisers to the Portfolio, replacing PGIM Real Estate, a division of PGIM Inc. (PGIM Real Estate).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as the investment managers to the Portfolio, have entered into a new subadvisory agreement with Cohen & Steers relating to the Portfolio. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of Cohen & Steers' replacement of PGIM Real Estate as subadviser to the Portfolio. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about May 3, 2019 to all shareholders of record as of the close of business on January 28, 2019. A copy of the Information Statement will remain on the Portfolio's website until August 1, 2019.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until August 1, 2019. To ensure prompt delivery, you should make your request no later than July 17, 2019. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTGREIS